                         SUPPLEMENT DATED MAY 11, 2004
                                    TO THE
                     PROSPECTUSES OF SALOMON SHARE CLASSES
                                 OF THE FUNDS
                                INDICATED BELOW

                             Smith Barney Investment Series
                                 SB Growth and Income Fund
                                     dated February 27, 2004

                             Smith Barney Income Funds
                                 SB Convertible Fund
                                     dated November 28, 2003
                                 SB Capital and Income Fund
                                     dated April 29, 2004

   Effective June 1, 2004, the sales charge table and accompanying footnote in the section of the prospectus titled "Salomon Brothers Class A Shares" are deleted and replaced in their entirety to read as follows:


                                                      Sales charge
                                                           as          Broker/Dealer
                                    Sales charge as     % of net   Commission as of % of
Amount of investment              % of offering price    amount       offering price
Less than $50,000                        5.75%            6.10%             5.00%
$50,000 but less than $100,000           4.50%            4.71%             4.00%
$100,000 but less than $250,000          4.00%            4.17%             3.50%
$250,000 but less than $500,000          2.75%            2.83%             2.50%
$500,000 but less than $1 million        2.25%            2.30%             2.00%
$1 million or more*                       -0-              -0-          Up to 1.00%**

* You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

** The fund's distributor may pay up to 1.00% to the broker/dealer or other intermediary for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the broker/dealer or other intermediary will also receive the annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the fund's distributor will retain the service fee. Where the broker/dealer or other intermediary does not receive the payment of up to 1.00% from the fund's distributor, the broker/dealer or other intermediary will instead receive the annual service fee starting immediately after purchase. In certain cases, the broker/dealer or other intermediary may receive both a payment of up to 1% from the fund's distributor as well as the annual service fee starting immediately after purchase. Please contact your Financial Consultant or other intermediary for more information.

SAM0585